                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                             ----------------------

                      INSIGHT COMMUNICATIONS COMPANY, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                       13-4053502
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

810 Seventh Avenue
New York, New York                             10019
(Address of principal executive offices)       (Zip code)

                                 _____________

                                Debt Securities
                      (Title of the indenture securities)

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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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Name                                       Address
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    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y.  10006, and
                                               Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza,
                                               New York, N.Y.  10045

    Federal Deposit Insurance Corporation      Washington, D.C.  20429

    New York Clearing House Association        New York, New York  10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of June, 2001.


                                  THE BANK OF NEW YORK



                                  By: /s/MARY LAGUMINA
                                      ----------------------
                                      Name:  MARY LAGUMINA
                                      Title: VICE PRESIDENT

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                      Dollar Amounts
                                                                             In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin.......                     $ 3,083,720
 Interest-bearing balances................................                       4,949,333
Securities:
 Held-to-maturity securities..............................                         740,315
 Available-for-sale securities............................                       5,328,981
Federal funds sold and Securities purchased under                                5,695,708
 agreements to resell.....................................
Loans and lease financing receivables:
 Loans and leases, net of unearned
 income...............36,590,456
 LESS: Allowance for loan and
 lease losses............598,536
 LESS: Allocated transfer risk
 reserve........................12,575
 Loans and leases, net of unearned income, allowance, and                       35,979,345
  reserve.................................................
Trading Assets............................................                      11,912,448
Premises and fixed assets (including capitalized leases)..                         763,241
Other real estate owned...................................                           2,925
Investments in unconsolidated subsidiaries and associated                          183,836
 companies................................................
Customers' liability to this bank on acceptances                                   424,303
 outstanding..............................................
Intangible assets.........................................                       1,378,477
Other assets..............................................                       3,823,797
                                                                               -----------
Total assets..............................................                     $74,266,429
                                                                               ===========
LIABILITIES
Deposits:
 In domestic offices......................................                     $28,328,548
 Noninterest-bearing  12,637,384
 Interest-bearing  15,691,164
 In foreign offices, Edge and Agreement subsidiaries, and                       27,920,690
  IBFs....................................................
 Noninterest-bearing  470,130
 Interest-bearing  27,450,560
Federal funds purchased and Securities sold under                                1,437,916
 agreements to repurchase.................................
Demand notes issued to the U.S.Treasury...................                         100,000
Trading liabilities.......................................                       2,049,818
Other borrowed money:
 With remaining maturity of one year or less..............                       1,279,125
 With remaining maturity of more than one year through      0
  three years.............................................
 With remaining maturity of more than three years.........                          31,080
Bank's liability on acceptances executed and outstanding..                         427,110

Subordinated notes and debentures.........................                       1,646,000
Other liabilities.........................................                       4,604,478
                                                                               -----------
Total liabilities.........................................                     $67,824,765
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EQUITY CAPITAL
Common stock..............................................                       1,135,285
Surplus...................................................                       1,008,775
Undivided profits and capital reserves....................                       4,308,492
Net unrealized holding gains (losses) on                                            27,768
 available-for-sale securities............................
Accumulated net gains (losses) on cash flow hedges          0
Cumulative foreign currency translation adjustments.......                   (      38,656)
                                                                               -----------
Total equity capital......................................                       6,441,664
                                                                               -----------
Total liabilities and equity capital......................                     $74,266,429
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
                   __
Thomas A. Renyi      |                                           Directors
Alan R. Griffith     |
Gerald L. Hassell  __|

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